UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 23, 2020

 TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-08185	38-2022454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Fort Street, Suite 1800, Detroit, Michigan 48226
(Address of principal executive offices, including Zip Code)

(800) 867-9757
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of exchange on which registered)
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2020, TCF Financial Corporation (“TCF” or the “Company”) announced that Craig R. Dahl, Chief Executive Officer and President of TCF will leave the Company on October 27, 2020. In addition, Mr. Dahl will resign from the Board of Directors of TCF (the “Board”) and TCF National Bank (“TCF Bank”), effective as of that date.

The Board elected David T. Provost, age 66, Chief Executive Officer of the Company effective as of October 28, 2020. In connection with his role as Chief Executive Officer of TCF, Mr. Provost will receive an annual salary of one dollar, subject to adjustment from time to time, and will be eligible to participate in other benefits of the Company applicable to employees. Pursuant to TCF’s compensation policy applicable to Directors, he will not be compensated for his role as a Director while he is an employee of the Company. Mr. Provost has served as our Vice Chairman since August 1, 2019, a role he also held from September 2016 to June 2017, and which he will give up upon his election as Chief Executive Officer. He also served as our Chief Executive Officer and President from June 2017 until August 2019. From 2008 until September 2016, Mr. Provost was Chief Executive Officer, President and a Director of Talmer Bancorp, Inc.

To fill the vacancy on the Board, the Board elected Thomas C. Shafer, age 62, to serve as a Director and Vice Chairman of the Board effective as of October 28, 2020. Mr. Shafer was also elected to the role of Chief Executive Officer of TCF Bank effective as of October 28, 2020. In accordance with the terms of TCF’s Director Compensation Policy, Mr. Shafer will receive no compensation for his service as a Director while he is an employee of the Company. The Board of Directors of TCF Bank also elected Michael S. Jones, currently Executive Vice President of Regional Banking, President and Chief Operating Officer of TCF Bank, effective as of October 28, 2020.

In connection with Mr. Dahl’s departure, the Company and Mr. Dahl entered into a Separation and Release Agreement (the “Separation Agreement”) effective as of October 26, 2020. Pursuant to the terms of the Separation Agreement, Mr. Dahl increased the Restricted Period contained in the Dahl Agreement (as defined below) following his employment to three years, will provide post-employment advisory services to TCF through January 29, 2021, and will receive (a) one lump sum payment of $11,213,931, less applicable withholding taxes, payable on the first payroll date after the Separation Agreement becomes enforceable, with all revocation dates having expired, and (b) payments totaling $1,500,000, less applicable withholding taxes, payable in equal monthly installments on the first day of each month for a period of eighteen months, commencing on May 1, 2021.

Mr. Dahl’s right to receive the benefits described in the Separation Agreement are, except as set forth herein, in lieu of any other compensation, including, without limitation, under Mr. Dahl’s Amended and Restated Employment Agreement with TCF, dated as of November 6, 2019 (the “Dahl Agreement”), filed as Exhibit 10(a) to the Company’s Quarterly Report on Form 10-Q, filed by the Company on November 12, 2019. Mr. Dahl’s right to receive compensation under the Separation Agreement is conditioned upon his compliance with the non-competition and non-solicitation provisions contained in the Dahl Agreement (as modified by the Separation Agreement to increase the duration to three years from two years). Mr. Dahl’s separation is a termination without cause, and his outstanding equity awards will be treated in accordance with the terms of the Dahl Agreement. The foregoing is a summary only and does not purport to be a complete description of all of the terms of the Separation Agreement, and is subject to and qualified in its entirety by reference to the full text filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of the Company approved Amended and Restated Bylaws of the Company (the “Amended Bylaws”) effective as of October 28, 2020. The changes to the Amended Bylaws (i) eliminate the supermajority voting requirements related to organizational changes at TCF Bank; (ii) reflect the organizational changes disclosed in this Current Report on Form 8-K; and (iii) provide that the next vacancy, if any, resulting from the cessation of service by any Legacy Chemical Director for any reason after October 28, 2020 and prior to the end of the Specified Period shall be filled by the Board of Directors with a nominee selected by the Legacy TCF Directors Nominating Committee.

Capitalized terms not defined in this item have the meaning ascribed to them in the Amended Bylaws. The foregoing description is qualified in its entirety by reference to the full text of the Amended Bylaws, a marked copy showing the changes of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

On October 26, 2020, the Company issued a press release regarding changes in its Board membership and executive leadership. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of TCF Financial Corporation, effective as of October 28, 2020
10.1	Separation and Release Agreement dated as of October 26, 2020, by and between Craig R. Dahl and TCF Financial Corporation
99.1	Press Release dated October 26, 2020
104	Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kathleen S. Wendt
Kathleen S. Wendt, Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  October 26, 2020